CERTIFICATE OF CORPORATE RESOLUTIONS


                  I, the undersigned, Assistant Secretary of Kleinert's, Inc. of Florida, a corporation organized and validly existing under the laws of Florida, DO HEREBY CERTIFY that the following resolutions were unanimously adopted by the Board of Directors of said corporation by unanimous consent in writing effective February __, 1996:

                  RESOLVED, that the Chairman of the Board, President, Vice-President, Secretary and Assistant Secretary of this corporation, or any one or more of them, are authorized, at any time or times, on behalf of this corporation and in its name, and upon such terms as they may determine: (a) to borrow money, obtain credit and other financial accommodations from, and engage in any other borrowing transactions with CoreStates Bank, N.A. ("Bank") on a secured and/or unsecured basis, including the execution and delivery of, and borrowing and performance under, a Fourth Amendment to Line of Credit and Term Loan Agreement (the "Fourth Amendment") between this corporation and Bank, with such changes as may be approved by said officers; (b) to execute, endorse, assign, negotiate, accept, deliver and authorize the payment of notes, drafts, checks, bills of exchange, acceptances, and other instruments in connection with and in furtherance of this corporation's borrowing transactions with Bank; (c) to secure any and all existing and future liabilities and obligations of this corporation to Bank by pledging, mortgaging, assigning, transferring or granting to Bank a lien or security interest in any of the real, personal, tangible and/or intangible property of this corporation, whether now owned or hereafter acquired by this corporation; (d) to execute and deliver to Bank any and all notes, including the Third Amended and Restated Term Loan Note, loan and security agreements, documents and instruments required by Bank to reflect such borrowing transactions and collateral granted to Bank, including those authorizing confession of judgment against this corporation and to perform and carry out the terms and conditions contained therein; (e) to execute and deliver to Bank any and all amendments, renewals, extensions, additions and substitutions of the above-described agreements, documents and collateral; (f) to execute and deliver to Bank any and all financial statements, certificates, schedules, and other documents, statements or papers as may from time to time be required by Bank pursuant to this corporation's borrowing transactions with Bank; and (g) to do and perform all other necessary and appropriate acts in furtherance of this corporation's borrowing transactions with Bank.

                  FURTHER RESOLVED, that any and all acts heretofore taken by any officers of this corporation with respect to any of the matters and transactions described above are hereby ratified and confirmed.

                  FURTHER RESOLVED, that (a) the Secretary and Assistant Secretary of this corporation, and either of them, are hereby authorized and directed to certify to Bank a copy of these resolutions and the names and specimen signatures of the present incumbents in the offices referred to in these resolutions and to further certify to Bank from time to time hereafter the names of any successors to the present incumbents in such offices, together with specimens of their respective signatures; and (b) Bank is hereby authorized and empowered to rely upon any such certificate, unless and until the resolutions referred to therein shall have been formally modified or rescinded by action of this corporation's Board of Directors and a subsequent certificate of this corporation to that effect shall have been actually received by Bank.

                  I further certify that the foregoing resolutions have not been modified or rescinded and are in full force and effect, and that all of the foregoing is not in contravention of the articles of incorporation and by-laws of this corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand as of the __ day of February, 1996.

                                                ------------------------------
                                                Joseph J. Connors
                                                Assistant Secretary